MMI PRODUCTS, INC.

$50,000,000

13% Series A Senior Subordinated Notes due 2007

Purchase Agreement

June 28, 2001

BEAR, STEARNS & CO. INC.

MMI PRODUCTS, INC.

$50,000,000

13% Series A Senior Subordinated Notes due 2007

PURCHASE AGREEMENT

June 28, 2001

New York, New York

BEAR, STEARNS & CO. INC.

245 Park Avenue

New York, New York 10167

Ladies and Gentlemen:

MMI Products, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to Bear, Stearns & Co. Inc. (the "Initial Purchaser") $50,000,000 aggregate principal amount of its 13% Series A Senior Subordinated Notes due 2007 (the "Series A Notes"), subject to the terms and conditions set forth in this Purchase Agreement (this "Agreement"). The Series A Notes (as defined below) will be issued pursuant to an indenture, dated July 6, 2001 (the "Indenture"), between the Company and U.S. Trust Company of Texas, N.A., as trustee thereunder (the "Trustee"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture.

The Company intends to use the proceeds of the sale of the Series A Notes to repay certain indebtedness as described under "Use of Proceeds" in the Offering Memorandum (as defined below).

    Issuance of Securities

    . The Company proposes, upon the terms and subject to the conditions set forth herein, to issue and sell to the Initial Purchaser an aggregate of $50,000,000 principal amount of Series A Notes.

    Upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Securities Act of 1933, as amended (the "Act"), the Series A Notes (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

    "THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OF AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (b) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (c) OUTSIDE THE UNITED STATES TO A NON-UNITED STATES PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE."

    Offering

    The Series A Notes will be offered and sold to the Initial Purchaser pursuant to an exemption from the registration requirements under the Act. The Company has prepared a preliminary offering memorandum, dated June 18, 2001 (the "Preliminary Offering Memorandum"), and a final offering memorandum, dated June 28, 2001, including those documents filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the exhibits thereto incorporated by reference therein (collectively, the "Incorporated Documents") and attached as Annexes thereto (collectively, the "Offering Memorandum"), relating to the Company and the Series A Notes.

    The Initial Purchaser has advised the Company that the Initial Purchaser will make offers (the "Exempt Resales") of the Series A Notes on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchaser reasonably believes to be "qualified institutional buyers," as defined in Rule 144A under the Act ("QIBs"), and (ii) outside of the United States in reliance upon Regulation S under the Securities Act ("Regulation S") to non-U.S. persons within the meaning of Regulation S (a "Foreign Person," and together with "QIBs," the "Eligible Purchasers"). The Initial Purchaser will offer the Series A Notes to such Eligible Purchasers initially at a price equal to 100% of the principal amount thereof. Such price may be changed at any time without notice.

    Holders (including subsequent transferees) of the Series A Notes will have the exchange offer and registration rights set forth in the exchange offer and registration rights agreement relating thereto (the "Exchange and Registration Rights Agreement"), to be dated the Closing Date (as defined below). Pursuant to the Exchange and Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to newly issued 13% Series B Senior Subordinated Notes due 2007 or such other series of notes as the Company may issue in the event it is unable to issue additional 13% Series B Senior Subordinated Notes due 2007 (in either case, the "Series B Notes" and, together with the Series A Notes, the "13% Notes") to be offered in exchange for the Series A Notes (the "A/B Exchange Offer") and (ii), if required, a shelf registration statement pursuant to Rule 415 under the Act (the "Series A Note Shelf Registration Statement") relating to the resale by certain holders of the Series A Notes. In addition, the Company will agree to use reasonable efforts to consummate an offer to each of the holders (including subsequent transferees) of 13% Notes for the exchange of such holder's 13% Notes for the Company's 11.25% Series B Senior Subordinated Notes due 2007 (the "Exchange Notes"), on a par for par basis, plus a cash payment equal to the present value of the difference between the remaining interest payments, excluding accrued and unpaid interest, on the 13% Notes and the Exchange Notes from the date of the exchange offer is consummated until April 15, 2007 calculated using a discount rate equal to the stated interest rate on the 13% Notes (the "11.25% Note Exchange Offer" and, together with the A/B Exchange Offer, the "Exchange Offers"). The 13% Notes and the Exchange Notes to be issued in the 11.25% Note Exchange Offer are collectively referred to herein as the "Notes." The Exchange Notes will be issued pursuant to the Indenture relating thereto, dated April 16, 1997, as amended (the "11.25% Note Indenture"), by and between the Company and U.S. Trust Company of Texas, N.A., as trustee thereunder (the "11.25% Note Trustee"). In connection with the 11.25% Note Exchange Offer, and pursuant to the Exchange and Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, a shelf registration statement pursuant to Rule 415 under the Act (the "Exchange Note Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, and Series A Note Shelf Registration Statement the "Registration Statements") relating to the resale by certain holders of Exchange Notes, and to use its best efforts to cause the Registration Statements, as applicable, to be declared effective and to consummate the A/B Exchange Offer, and to use its reasonable efforts to consummate the 11.25% Note Exchange Offer. This Agreement, the 13% Notes, the Exchange Notes, the 11.25% Note Indenture, the Indenture and the Exchange and Registration Rights Agreement are hereinafter sometimes referred to collectively as the "Operative Documents."

    Purchase, Sale and Delivery.

      On the basis of the representations, warranties and covenants contained in this agreement, and subject to its terms and conditions, the Company agrees to issue and sell to the Initial Purchaser, and the Initial Purchaser agrees to purchase from the Company, $50,000,000 aggregate principal amount of Series A Notes. The purchase price for the Series A Notes will be $980.00 per $1,000 principal amount Note.

      Delivery of the Series A Notes shall be made, against payment of the purchase price therefor, at the offices of Weil, Gotshal & Manges LLP at 100 Crescent Court, Suite 1300, Dallas, Texas 75201, or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m., Dallas time, on July 6, 2001 or at such other time as shall be agreed upon by the Initial Purchaser and the Company. The time and date of such delivery and payment are herein called the "Closing Date."

      One or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"), for the respective accounts of the DTC participants for Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear"), and Citibank, N.A. and The Chase Manhattan Bank, as operators of Clearstream ("Clearstream") having an aggregate amount corresponding to the aggregate amount of the Series A Notes sold pursuant to Exempt Resales under Regulation S (the "Regulation S Note"), and one or more Series A Notes in definitive form, registered in the name of Cede & Co., as nominee of DTC, having an aggregate amount corresponding to the aggregate amount of the Series A Notes sold pursuant to Exempt Resales to QIBs (the "144A Global Note," and together with the "Regulation S Note, the "Global Notes"), shall be delivered by the Company to the Initial Purchaser (or as the Initial Purchaser directs), against payment by the Initial Purchaser of the purchase price therefor, by wire transfer, in same-day funds, to an account designated by the Company, provided that the Company shall give at least two business days' prior written notice to the Initial Purchaser of the information required to effect such wire transfer. The Global Notes shall be made available to the Initial Purchaser or its agents for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

    Agreements of the Company

    The Company covenants and agrees with the Initial Purchaser as follows:

      To advise the Initial Purchaser promptly and, if requested by the Initial Purchaser, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Notes for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority or (ii) of the happening of any event that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires the making of any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements of material fact therein, in the light of the circumstances under which they are made, not misleading. The Company shall make every reasonable effort to prevent the issuance of any stop order or order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any Notes under any state securities or Blue Sky laws, the Company shall make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

      To furnish the Initial Purchaser and those persons identified by the Initial Purchaser to the Company, without charge, as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchaser may reasonably request. The Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchaser in connection with Exempt Resales.

      Not to amend or supplement the Preliminary Offering Memorandum or the Offering Memorandum prior to the Closing Date unless the Initial Purchaser shall previously have been advised thereof and shall not have objected thereto within a reasonable time after being furnished a copy of such amendment or supplement. The Company shall promptly prepare, upon the Initial Purchaser's reasonable request, any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum that may be necessary or advisable in connection with Exempt Resales.

      If, after the date hereof and prior to consummation of any Exempt Resale, any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of counsel for the Company or the Initial Purchaser, it becomes necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum in order to make the statements of material fact therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser which is a prospective purchaser, not misleading, or if it is necessary or advisable to amend or supplement the Preliminary Offering Memorandum or Offering Memorandum to comply with applicable law, (i) to promptly notify the Initial Purchaser and (ii) to promptly prepare an appropriate amendment or supplement to such Preliminary Offering Memorandum or Offering Memorandum so that the statements of material fact therein as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Preliminary Offering Memorandum or Offering Memorandum will comply with applicable law.

      To cooperate with the Initial Purchaser and counsel for the Initial Purchaser in connection with the qualification or registration of the Series A Notes under the securities or Blue Sky laws of such jurisdictions as the Initial Purchaser may reasonably request and to continue such qualification in effect so long as required for the Exempt Resales; provided, however, that the Company shall not be required in connection therewith to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is not now so subject.

      Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to the performance of the obligations of the Company hereunder, including in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Memorandum and the Offering Memorandum (including, without limitation, financial statements) and all amendments and supplements thereto required pursuant hereto (other than legal fees and expenses of counsel to the Initial Purchaser in connection with any of the foregoing), (ii) the preparation (including, without limitation, duplication costs) and delivery of all preliminary and final Blue Sky Memoranda and all other agreements, memoranda, correspondence and all other documents prepared and delivered in connection herewith and with the Exempt Resales (including Blue Sky filing fees, but excluding legal fees and expenses of counsel to the Initial Purchaser in connection with any of the foregoing), (iii) the issuance, transfer and delivery by the Company of the Series A Notes to the Initial Purchaser, (iv) the qualification or registration of the Notes for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the cost of printing and mailing a Blue Sky Memorandum and the reasonable fees and disbursements of counsel for the Initial Purchaser relating thereto), (v) furnishing such copies of the Preliminary Offering Memorandum and the Offering Memorandum, and all amendments and supplements thereto, as may be requested for use in connection with Exempt Resales, (vi) the preparation of certificates for the Notes (including, without limitation, printing and engraving thereof), (vii) the fees, disbursements and expenses of the Company's accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Notes in the National Association of Securities Dealers, Inc. ("NASD") Private Offering, Resales and Trading through Automated Linkages ("PORTAL") market (but excluding legal fees and expenses of counsel to the Initial Purchaser in connection with the foregoing), (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with the approval of the Notes by DTC for "book-entry" transfer, (x) rating the Notes by rating agencies, (xi) the reasonable fees and expenses of the Trustee and its counsel, (xii) the performance by the Company of its other obligations under this Agreement and the other Operative Documents, (xiii) "roadshow" travel and other expenses incurred in connection with the marketing and sale of the Notes, and (xiv) the fees, disbursements and expenses of the Company's counsel; provided, however, that, except as provided in this Section 4(f) or Section 11(d), the Initial Purchaser shall pay its own costs and the costs and expenses of its counsel.

      To use the proceeds from the sale of the Series A Notes in the manner described in the Offering Memorandum under the caption "Use of Proceeds."

      Not to voluntarily claim, and to resist actively any attempts to claim, the benefit of any usury laws against the holders of any Notes.

      To do and perform all things required to be done and performed under this Agreement by it prior to or after the Closing Date and to make every reasonable effort to satisfy all conditions precedent on its part to the delivery of the Series A Notes pursuant to the directions of the Initial Purchaser.

      Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Notes in a manner that would require the registration under the Act of the sale to the Initial Purchaser of the Series A Notes or to take any other action that would result in the Exempt Resales not being exempt from registration under the Act.

      For so long as any of the Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to any holder or beneficial owner of Notes in connection with any sale thereof and any prospective purchaser of such Notes from such holder or beneficial owner, in each case upon request, the information required by Rule 144A(d)(4) under the Act.

      To use its best efforts to cause the A/B Exchange Offer to be made in the appropriate form to permit the Series B Notes to be offered in exchange for the Series A Notes, and to use its reasonable efforts to cause the 11.25% Note Exchange Offer to be made in the appropriate form to permit the Exchange Notes to be offered in exchange for the 13% Notes, and in each case to comply with all applicable federal and state securities laws in connection with the applicable Exchange Offer.

      To make every reasonable effort to effect the inclusion of the Notes in the PORTAL market in accordance with the rules and regulations of the NASD, relating to trading in the PORTAL market, and to make every reasonable effort to obtain approval of the Series A Notes by DTC for "book-entry" transfer.

      For so long as any of the Notes remain outstanding, to deliver without charge to the Initial Purchaser, as it may reasonably request, promptly upon their becoming available, copies of (i) all publicly available reports or other publicly available information that the Company shall mail or otherwise make available to its security holders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange and such other publicly available information concerning the Company including, without limitation, press releases.

      Prior to the Closing Date, to furnish to the Initial Purchaser, as soon as it has been prepared in the ordinary course by the Company or its accountants, as the case may be, copies of any unaudited interim financial statements for any period subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

      Not to take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes. Except as permitted by the Act and except as contemplated by this Agreement and the Other Operative Documents, the Company will not distribute any (i) preliminary offering memorandum, including, without limitation, the Preliminary Offering Memorandum, (ii) offering memorandum, including, without limitation, the Offering Memorandum or (iii) other offering material in connection with the offering and sale of the Notes.

      To comply with all of its agreements set forth in this Agreement, the Indenture, the Exchange and Registration Rights Agreement and the other Operative Documents to which it is a party and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

    Representations and Warranties.

      The Company represents and warrants to the Initial Purchaser that:

        The Preliminary Offering Memorandum and the Offering Memorandum have been prepared in connection with the Exempt Resales. The Preliminary Offering Memorandum as of its date did not and the Offering Memorandum as of its date does not and as of the Closing Date will not, and any supplement or amendment to either of them as of the date of such supplement or amendment will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph shall not apply to statements in or omissions from the Preliminary Offering Memorandum and the Offering Memorandum (or any supplement or amendment thereto) made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company in writing by the Initial Purchaser expressly for use therein, as such information is enumerated in Section 9 herein. No stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued.

        Each of the Incorporated Documents, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission under the Exchange Act, no such document when it was filed, and, when read together with the other information in the Offering Memorandum, as of its date and at the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no contracts, indentures, mortgages, loan agreements, leases or other instruments or documents of the Company or the Subsidiaries (as defined) that are required to be described or referred to in the Incorporated Documents or to be filed as exhibits thereto by the Exchange Act or by the rules and regulations thereunder, other than those described or referred to therein or filed as exhibits thereto.

        The Company and each of MMI Management, Inc., a Delaware corporation, Hallett FSC, Inc., a Virgin Islands corporation and MMI Management Services, L.P., a Delaware limited partnership (collectively, the "Subsidiaries"), (A) has been duly incorporated or formed, as applicable, and is validly existing as an entity in good standing under the laws of its jurisdiction of incorporation or formation, as applicable, (B) has all requisite power and authority to carry on its business as it is currently being conducted and as described in the Offering Memorandum and to own, lease and operate its properties and (C) is duly qualified and in good standing as a foreign entity and authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified could not reasonably be expected to (x) result, individually or in the aggregate, in a material adverse effect on the properties, business, results of operations, condition (financial or otherwise), or affairs of the Company and the Subsidiaries, taken as a whole, (y) interfere with or adversely affect the issuance of the Series A Notes pursuant hereto or the Series B Notes or the Exchange Notes as contemplated by the Exchange and Registration Rights Agreement or (z) in any manner draw into question the validity of this Agreement, the other Operative Documents or the transactions described in the Offering Memorandum under the caption "Use of Proceeds" (any of the events set forth in clauses (x), (y) and (z), a "Material Adverse Effect"). Other than the Subsidiaries, the Company has no other subsidiaries and does not control, directly or indirectly, any other person, including any corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust or unincorporated organization.

        All of the outstanding capital stock of the Company has been duly authorized, validly issued, and is fully paid and nonassessable and was not issued in violation of any preemptive or similar rights. On March 31, 2001, after giving pro forma effect to the issuance and sale of the Series A Notes pursuant hereto and the application of the net proceeds therefrom, the Company would have had the capitalization as set forth in the Offering Memorandum under the caption "Capitalization," subject to the Notes and assumptions included therein.

        There are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible into or exchangeable for, any capital stock or other equity interest of the Company.

        All of the outstanding capital stock of each of the Subsidiaries is owned, directly or indirectly, by the Company, free and clear of any security interest, claim, lien, limitation on voting rights or encumbrance, except for any such security interest, claim, lien, limitation on voting rights or encumbrance pursuant to the Amended and Restated Loan and Security Agreement, dated as of December 13, 1996, as amended and all such securities have been duly authorized, validly issued, and are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights.

        When the Series A Notes are issued and delivered pursuant to this Agreement, none of the Series A Notes will be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system (within the meaning of Rule 144A under the Act).

        The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Operative Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, the corporate power and authority to issue, sell and deliver the Series A Notes, and to issue the Series B Notes and the Exchange Notes in exchange therefor, as provided herein and therein.

        This Agreement has been duly and validly authorized, executed and delivered by the Company and is the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

        The 11.25% Note Indenture has been duly and validly authorized, executed and delivered by the Company and the Trustee, is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The 11.25% Note Indenture conforms, in all material respects, to the description thereof in the Offering Memorandum.

        The Indenture has been duly and validly authorized, and when duly executed and delivered by the Company and the Trustee will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Indenture will conform, in all material respects, to the description thereof in the Offering Memorandum.

        The Exchange and Registration Rights Agreement has been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Initial Purchaser, will be the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Exchange and Registration Rights Agreement will conform, in all material respects, to the description thereof in the Offering Memorandum.

        The Series A Notes and the Series B Notes have been duly and validly authorized by the Company for issuance and sale to the Initial Purchaser pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof and thereof, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Series A Notes and the Series B Notes will conform, in all material respects, to the description thereof in the Offering Memorandum.

        The Exchange Notes have been duly and validly authorized for issuance by the Company and, when issued and authenticated in accordance with the terms of the 11.25% Note Exchange Offer and the 11.25% Note Indenture, will be the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefits of the 11.25% Note Indenture, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. The Exchange Notes will conform, in all material respects to the description thereof in the Offering Memorandum.

        The Company is not and, after giving effect to the issuance of the Series A Notes, will not be (A) in violation of its charter or bylaws, (B) in default in the performance of any bond, debenture, note, indenture, mortgage, deed of trust or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties is subject that could reasonably be expected to have a Material Adverse Effect or (C) in violation of any local, state, federal or foreign law, statute, ordinance, rule, regulation, requirement, judgment or court decree (including, without limitation, environmental laws, statutes, ordinances, rules, regulations, judgments or court decrees) applicable to it or any of its assets or properties (whether owned or leased) that could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the Company, there exists no condition that, with notice, the passage of time or otherwise, would constitute a default under any such document or instrument that could reasonably be expected to have a Material Adverse Effect.

        None of (A) the execution, delivery or performance by the Company of this Agreement or any of the other Operative Documents to which it is a party, (B) the issuance and sale of the Series A Notes and (C) the issuance of the Series B Notes and the Exchange Notes in the applicable Exchange Offer as contemplated by the Exchange and Registration Rights Agreement, violates, conflicts with or constitutes a breach of any of the terms or provisions of, or, after giving effect to the Offering, will violate, conflict with or constitute a breach of any of the terms or provisions of, or a default under (or an event that with notice or the lapse of time, or both, would constitute a default), or requires consent under, or results in the imposition of a lien or encumbrance on any properties of the Company or the Subsidiaries, or an acceleration of any indebtedness of the Company pursuant to, (1) the charter or bylaws of the Company or the Subsidiaries, (2) any bond, debenture, note, indenture, mortgage, deed of trust or other material agreement or material instrument to which the Company or any of its Subsidiaries is a party or by which either of them or their respective property is or may be bound, all of which material agreements are set forth in Exhibit A (other than, in the case of the Loan and Security Agreement dated as of December 13, 1996 among the Company, Fleet Capital Corporation, as a lender and collateral agent, and Transamerica Business Credit Corporation, as amended through the date hereof (the "Senior Bank Agreement"), such which will be cured or waived prior to the Closing Date), (3) any statute, rule or regulation applicable to the Company, the Subsidiaries or any of their respective assets or properties (other than, with respect to the 11.25% Note Exchange Offer and the issuance of the Exchange Notes, applicable securities laws or the applicable interpretations of the staff and the Commission) or (4) any judgment, order or decree of any court or governmental agency or authority having jurisdiction over the Company (other than, with respect to the 11.25% Note Exchange Offer and the issuance of the Exchange Notes, applicable securities laws or the applicable interpretations of the staff and the Commission), the Subsidiaries or any of their respective assets or properties, except in the case of clauses (2), (3) and (4) above, as would not reasonably be expected to have a Material Adverse Effect. No consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with (A) any court or governmental agency, body or administrative agency or (B) any other person is required for (1) the execution, delivery and performance by the Company of this Agreement or any of the other Operative Documents (other than the Notes) to which it is a party, or (2) the issuance and sale of the Notes and the transactions contemplated hereby and thereby, except (i) such as have been obtained and made (except as must be obtained and made or as otherwise required in or contemplated by the Exchange and Registration Rights Agreement) under the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), (ii) those in connection with the Senior Bank Agreement which will be obtained or waived prior to the Closing Date, (iii) such as have been obtained and made under state securities or Blue Sky laws and regulations or such as may be required by the NASD, and (iv) those which the failure to obtain would not reasonably be expected to have a Material Adverse Effect.

        There is (A) no action, suit, investigation or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened to which the Company or any of its Subsidiaries is or may be a party or to which the business or property of the Company or any of its Subsidiaries is subject, (B) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (C) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which the Company or any of its Subsidiaries is or may be subject or to which the business, assets, or property of the Company or any of its Subsidiaries is or may be subject that, in each case, (1) is required to be disclosed in the Preliminary Offering Memorandum and the Offering Memorandum and that is not so disclosed or (2) or, if not so disclosed, could reasonably be expected to have a Material Adverse Effect.

        No action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency that prevents the issuance of the Series A Notes, the Series B Notes or the Exchange Notes, subject to, in the case of the Series B Notes and the Exchange Notes, applicable securities laws or the applicable interpretations of the staff of the Commission, or that prevents or suspends the use of the Offering Memorandum; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Notes or prevents or suspends the sale of the Notes in any jurisdiction referred to in Section 4(e) hereof; and every request of any securities authority or agency of any jurisdiction for additional information has been complied with in all material respects.

        Except as could not reasonably be expected to have a Material Adverse Effect, there is (A) no unfair labor practice complaint pending against the Company or the Subsidiaries nor, to the best knowledge of the Company, threatened against it or the Subsidiaries, before the National Labor Relations Board, any state or local labor relations board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or the Subsidiaries or, to the knowledge of the Company, threatened against it or the Subsidiaries, (B) no significant strike, labor dispute, slowdown or stoppage pending against the Company or the Subsidiaries nor, to the best knowledge of the Company, threatened against the Company or the Subsidiaries and (C) to the knowledge of the Company, no union representation question existing with respect to the employees of the Company or the Subsidiaries. Except as could not reasonably be expected to have a Material Adverse Effect, to the knowledge of the Company, no collective bargaining organizing activities are taking place with respect to the Company or the Subsidiaries. Except as could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any of its Subsidiaries has violated (A) any federal, state or local law or foreign law relating to discrimination in hiring, promotion or pay of employees, (B) any applicable wage or hour laws or (C) any provision of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations thereunder.

        The Company and each of its Subsidiaries has been and is in compliance with all foreign, federal, state or local law, including common law, statute, code, regulation, or similar legally binding requirements relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") except for non-compliance that could not reasonably be expected to have a Material Adverse Effect.

        Except as could not reasonably be expected to have a Material Adverse Effect, there is no alleged liability, or to the best knowledge of the Company, potential liability (including, without limitation, alleged or potential liability or investigatory costs, cleanup costs, governmental response costs, natural resource damages, property damages, personal injuries or penalties) of the Company or the Subsidiaries arising out of, based on or resulting from (a) the presence or release into the environment of any Hazardous Material (as defined below) at any location, whether or not owned by the Company or the Subsidiaries, or (b) any violation or alleged violation of any Environmental Law, which alleged or potential liability is required to be disclosed in the Offering Memorandum, other than as disclosed therein. The term "Hazardous Material" means (i) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (ii) any "hazardous waste" as defined by the Resource Conservation and Recovery Act, as amended, (iii) any petroleum or petroleum product, (iv) any polychlorinated biphenyl and (v) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other law relating to protection of human health or the environment or imposing liability or standards of conduct concerning any such chemical material, waste or substance.

        Except as could not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has such permits, licenses, franchises and authorizations of governmental or regulatory authorities ("permits"), including, without limitation, permits required under any applicable Environmental Laws, as are necessary to own, lease and operate its properties and to conduct its business. Except as could not reasonably be expected to have a Material Adverse Effect, the Company and each of its Subsidiaries has fulfilled and performed all of its obligations with respect to such permits and has not received any actual notice, nor is it aware, of any proceeding seeking the revocation or termination of any such permit, nor is it aware of the existence of any facts which would give any governmental or regulatory authority a basis for revoking or terminating any such permit.

        The Company has (A) good and marketable title to all of the material properties and material assets described in the Offering Memorandum as owned by it, free and clear of all liens and encumbrances, except for such as do not materially affect the value of such property or materially interfere with its use of such property, and (B) peaceful and undisturbed possession under all material leases to which it is a party as lessee, and each of such leases is valid and binding on the part of the Company. To the knowledge of the Company, no material default by the landlord is existing under any such lease, except as could not reasonably be expected to have a Material Adverse Effect.

        Except as could not reasonably be expected to have a Material Adverse Effect, the Company owns, possesses or has the right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, software, systems or procedures), trademarks, service marks and trade names, computer programs, technical data and information (collectively, the "Intellectual Property") presently employed by it in connection with the businesses now operated by it. The use of the Intellectual Property in connection with the business and operations of the Company does not infringe on the rights of any person, except as could not reasonably be expected to have a Material Adverse Effect.

        All tax returns required to be filed by the Company and the Subsidiaries in all jurisdictions have been so filed. All taxes, including withholding taxes, penalties and interest, assessments, fees and other charges due or claimed to be due from the Company and the Subsidiaries or that are due and payable have been paid, other than those being contested in good faith and for which adequate reserves have been provided or those currently payable without penalty or interest. To the knowledge of the Company, there are no material proposed additional tax assessments against the Company or the Subsidiaries or its assets or property.

        The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

        There are no holders of securities of the Company, other than the holders of the Notes, who by reason of the execution by the Company of this Agreement or any other Operative Document or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act or analogous foreign laws and regulations securities held by them.

        The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect thereto; and (E) the Company is capable of complying with all of the reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder.

        The Company maintains insurance covering its properties, operations, personnel and business. Such insurance insures against such losses and risks as are adequate in accordance with customary industry practice to protect the Company and its business. The Company has not received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures that are material to the Company will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will remain outstanding and duly in force on the terms in effect on the date hereof, subject only to changes made in the ordinary course of business, consistent with past practice, which do not, singly or in the aggregate, materially alter the coverage thereunder or the risks covered thereby or which could not reasonably be expected to have a Material Adverse Effect.

        None of the Company, the Subsidiaries or, to the knowledge of the Company, any of the officers or directors of the Company or the Subsidiaries, or any other person acting on their behalf, has (A) taken, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Notes or (B) since the date of the Preliminary Offering Memorandum (1) sold, bid for, purchased or paid any person any compensation for soliciting purchases of the Notes or (2) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

        No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming (A) that the purchasers who buy the Series A Notes in the Exempt Resales are Eligible Purchasers and (B) the accuracy of the Initial Purchaser's representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchaser and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than the Initial Purchaser, as to which the Company makes no representation or warranty) in connection with the offer and sale of any of the Series A Notes in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof. With respect to any Series A Notes sold to non-U.S. persons in reliance on Rule 903 of Regulation S, no offer and sale of any of the Series A Notes in connection with Exempt Resales were made by means of any directed selling efforts within the meaning of Rule 902(c) of Regulation S. The Company and the Subsidiaries have complied and will comply with the offering restrictions requirement of Regulation S.

        Each of the Company and the Subsidiaries has delivered all material employee pension or benefit plans with respect to which it, or any corporation considered an affiliate of the Company or the Subsidiaries within the meaning of Section 407(d)(7) of ERISA (an "ERISA Affiliate"), is a party in interest or disqualified person. The execution and delivery of this Agreement, the other Operative Documents (other than the Exchange Notes) and the sale of the Series A Notes to be purchased by Eligible Purchasers and the issuance of the Series B Notes and the Exchange Notes as contemplated by the Exchange and Registration Rights Agreement will not involve any prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representation made by the Company in the preceding sentence is made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants made or deemed made by the Eligible Purchasers as set forth in the Offering Memorandum under the caption "Notice to Investors."

        Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, and each amendment or supplement thereto, as of its date, contains the information specified in, and meets the requirements of, Rule 144A(d)(4) under the Act.

        Subsequent to the respective dates as of which information is given in the Offering Memorandum and up to the Closing Date, except as set forth in the Offering Memorandum, (A) none of the Company or the Subsidiaries has incurred any liabilities or obligations, direct or contingent, which are material, individually or in the aggregate, to the Company, nor entered into any material transaction not in the ordinary course of business, in either case that would require disclosure in the Offering Memorandum, (B) there has not been, singly or in the aggregate, any change or development which could reasonably be expected to result in a Material Adverse Effect and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

        None of the execution, delivery and performance of this Agreement, the issuance and sale of the Series A Notes, the issuance of the Series B Notes and the Exchange Notes pursuant to the applicable Exchange Offer, the application of the proceeds from the issuance and sale of the Series A Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System or analogous foreign laws and regulations.

        The accountants who have certified or will certify the financial statements included or to be included as part of the Offering Memorandum are independent accountants. The historical consolidated financial statements of the Company and its Subsidiaries comply as to form in all material respects with the requirements applicable to registration statements on Form S-1 under the Act and present fairly in all material respects the financial position and results of operations of the Company and its Subsidiaries, taken as a whole, at the dates and for the periods indicated. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods presented. The adjusted balance sheet data included in the Offering Memorandum have been prepared on a basis consistent with such historical statements and give effect to assumptions made on a reasonable basis and present fairly in all material respects the historical and proposed transactions contemplated by this Agreement and the other Operative Documents (other than the issuance of the Exchange Notes). The other historical financial information and data included in the Offering Memorandum are prepared on a basis consistent with the financial statements included in the Offering Memorandum and the books and records of the Company and the Subsidiaries.

        None of the Company or the Subsidiaries intends to, nor does either believe that it will, incur debts beyond its ability to pay such debts as they mature. The present fair saleable value of the assets of the Company exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. The assets of the Company do not constitute unreasonably small capital to carry out the business of the Company as conducted or as proposed to be conducted. Upon the issuance of the Series A Notes, the present fair saleable value of the assets of the Company will exceed the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Company as they become absolute and matured. Upon the issuance of the Series A Notes, the assets of the Company will not constitute unreasonably small capital to carry out its business as now conducted, including the capital needs of the Company, taking into account the projected capital requirements and capital availability.

        Except pursuant to this Agreement and the other Operative Documents, there are no contracts, agreements or understandings between the Company or the Subsidiaries and any other person that would give rise to a valid claim against the Company, the Subsidiaries or the Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the issuance, purchase and sale of the Notes.

        There exist no conditions that would constitute a default (or an event which with notice or the lapse of time, or both, would constitute a default) under any of the Operative Documents.

      Each certificate signed by any officer of the Company and delivered to the Initial Purchaser or counsel for the Initial Purchaser shall be deemed to be a representation and warranty by the Company to the Initial Purchaser as to the matters covered thereby.

      The Company acknowledges that the Initial Purchaser and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchaser, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

      The Initial Purchaser represents, warrants and covenants to the Company and agrees that:

        The Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Notes.

        The Initial Purchaser (A) is not acquiring the Series A Notes with a view to any distribution thereof that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Series A Notes only to (i) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A and (ii) Foreign Persons.

        No form of general solicitation or general advertising has been or will be used by the Initial Purchaser or any of its representatives in connection with the offer and sale of any of the Series A Notes, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

        In connection with the Exempt Resales to QIBs, the Initial Purchaser (A) agrees that it will offer to sell the Series A Notes only to, and will solicit offers to buy the Series A Notes only from, QIBs who in purchasing such Series A Notes will be deemed to have represented and agreed that they are purchasing the Series A Notes for their own accounts or accounts with respect to which they exercise sole investment discretion and that they or such accounts are QIBs, (B) agrees and acknowledges that such Series A Notes will not have been registered under the Act and may be resold, pledged or otherwise transferred only (x)(I) to a person who the seller reasonably believes is a QIB in a transaction meeting the requirements of Rule 144A, (II) in a transaction meeting the requirements of Rule 144, (III) outside the United States to a foreign person in a transaction meeting the requirements of Rule 904 under the Act or (IV) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel if the Company so requests), (y) to the Company or (z) pursuant to an effective registration statement under the Act and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) agrees that it will, and acknowledges that each subsequent holder is required to, notify any purchaser of the security evidenced thereby of the resale restrictions set forth in (B) above.

        In connection with the offer and sale of the Series A Notes in reliance on Regulation S, the Initial Purchaser represents, warrants and agrees that:

    (a) The Series A Notes have not been registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Act.

    (b) The Initial Purchaser has offered and sold the Series A Notes, and will offer and sell the Series A Notes, (A) as part of its distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes and the Closing Date, only in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Act.

    (c) Neither the Initial Purchaser nor any of its affiliates nor any other person acting on its or their behalf has engaged or will engage in any directed selling efforts (as defined in Regulation S) with respect to the Series A Notes, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

    (d) At or prior to the confirmation of sale of any Series A Notes sold in reliance on Regulation S, the Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Series A Notes from it during the restricted period a confirmation or notice to substantially the following effect:

    "The Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Series A Notes and the date of original issuance of the Series A Notes, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

    (e) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Series A Notes, except with its affiliates or with the prior written consent of the Company.

    Terms used in this Section 5(b)(v) have the meanings given to them by Regulation S.

    The Initial Purchaser understands that the Company and, for purposes of the opinions to be delivered to the Initial Purchaser pursuant to Section 8 hereof, counsel for the Company and counsel for the Initial Purchaser will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

    Indemnification.

      The Company agrees to indemnify and hold harmless (i) the Initial Purchaser, (ii) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (iii) the respective officers, directors, partners and employees of the Initial Purchaser or any controlling person to the fullest extent lawful, from and against any and all losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have, including under this Agreement.

      The Initial Purchaser agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and reasonable expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing or defending against any investigation or litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchaser expressly for use therein; provided, however, that in no case shall the Initial Purchaser be liable or responsible for any amount in excess of the discounts and commissions received by the Initial Purchaser. This indemnity will be in addition to any liability which the Initial Purchaser may otherwise have, including under this Agreement.

      Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may otherwise have). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to take charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying party under subsection (a) or (b) above shall only be liable for the legal expenses of one counsel (in addition to any local counsel) for all indemnified parties in each jurisdiction in which any claim or action is brought. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its prior written consent; provided, however, that such consent was not unreasonably withheld.

    Contribution

    In order to provide for contribution in circumstances in which the indemnification provided for in Section 6 is for any reason held to be unavailable from the Company or is insufficient to hold harmless a party indemnified thereunder, the Company, on the one hand, and the Initial Purchaser, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company any contribution received by the Company from Persons, other than the Initial Purchaser, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) to which the Company and the Initial Purchaser may be subject, in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, from the offering of the Series A Notes or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 6, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, on the one hand, and the Initial Purchaser, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchaser, on the other hand, shall be deemed to be in the same proportion as (i) the total proceeds from the offering of Series A Notes (net of discounts but before deducting expenses) received by the Company and (ii) the discounts and commissions received by the Initial Purchaser. The relative fault of the Company, on the one hand, and of the Initial Purchaser, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Initial Purchaser and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Initial Purchaser agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to above. Notwithstanding the provisions of this Section 7, (i) in no case shall the Initial Purchaser be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Series A Notes purchased by the Initial Purchaser pursuant to this Agreement exceeds the amount of any damages which the Initial Purchaser has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, (A) each person, if any, who controls the Initial Purchaser within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (B) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser or any controlling person shall have the same rights to contribution as the Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 7. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the failure to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 7 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its prior written consent; provided, however, that such written consent was not unreasonably withheld.

    Conditions of Initial Purchaser's Obligations

    The obligations of the Initial Purchaser to purchase and pay for the Series A Notes, as provided herein, shall be subject to the satisfaction of the following conditions:

      All of the representations and warranties of the Company contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Company shall have performed or complied in all material respects with all of the agreements herein contained and required to be performed or complied with by it at or prior to the Closing Date.

      The Offering Memorandum shall have been printed and copies distributed to the Initial Purchaser not later than 10:00 a.m., New York City time, on the day following the date of this Agreement or at such later date and time as to which the Initial Purchaser may agree, and no stop order suspending the qualification or exemption from qualification of the Series A Notes in any jurisdiction referred to in Section 4(e) shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.

      No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of the Series A Notes; no action, suit or proceeding shall have been commenced and be pending against or affecting or, to the best knowledge of the Company, threatened against the Company or the Subsidiaries before any court or arbitrator or any governmental body, agency or official that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect; and no stop order shall have been issued preventing the use of the Offering Memorandum, or any amendment or supplement thereto, or which could reasonably be expected to have a Material Adverse Effect.

      Since the dates as of which information is given in the Offering Memorandum, (i) there shall not have been any material adverse change, or any development that is reasonably likely to result in a material adverse change, in the capital stock or the long-term debt, or material increase in the short-term debt, of the Company or the Subsidiaries from that set forth in the Offering Memorandum, (ii) no dividend or distribution of any kind shall have been declared, paid or made by the Company on any class of its capital stock and (iii) none of the Company or the Subsidiaries shall have incurred any liabilities or obligations, direct or contingent, that are material, individually or in the aggregate, to the Company and the Subsidiaries, taken as a whole, and that are required to be disclosed on a consolidated balance sheet or notes thereto in accordance with generally accepted accounting principles and are not disclosed on the latest balance sheet or notes thereto included in the Offering Memorandum. Since the date hereof and since the dates as of which information is given in the Offering Memorandum, there shall not have occurred any material adverse change in the business, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

      The Initial Purchaser shall have received a certificate, dated the Closing Date, signed on behalf of the Company, in form and substance satisfactory to the Initial Purchaser, confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and (d) of this Section 8.

      The Initial Purchaser shall have received on the Closing Date an opinion, dated the Closing Date, in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser, of Weil, Gotshal & Manges LLP, counsel for the Company, to the effect set forth in Exhibit B hereto.

      At the time this Agreement is executed and at the Closing Date, the Initial Purchaser shall have received from Ernst & Young LLP, independent public accountants, dated as of the date of this Agreement and as of the Closing Date, customary comfort letters addressed to the Initial Purchaser and in form and substance satisfactory to the Initial Purchaser and counsel for the Initial Purchaser with respect to the financial statements and certain financial information of the Company contained in the Offering Memorandum.

      The Initial Purchaser shall have received an opinion dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchaser, of Latham & Watkins, counsel for the Initial Purchaser, covering such matters as are customarily covered in such opinions.

      Latham & Watkins shall have been furnished with such documents, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8 and in order to evidence the accuracy, completeness or satisfaction in all material respects of any of the representations, warranties or conditions herein contained as to matters or issues that arise between the date of this Agreement and the Closing Date.

      Prior to the Closing Date, the Company shall have furnished to the Initial Purchaser such further information, certificates and documents as the Initial Purchaser may reasonably request.

      The Company shall have entered into the Indenture and the Exchange and Registration Rights Agreement and the Initial Purchaser shall have received counterparts, conformed as executed, thereof.

    All opinions, certificates, letters and other documents required by this Section 8 to be delivered by the Company will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Initial Purchaser. The Company will furnish the Initial Purchaser with such conformed copies of such opinions, certificates, letters and other documents as it shall reasonably request.

    Initial Purchaser's Information

    The Company acknowledges that the statements with respect to the offering of the Series A Notes set forth in (a) the last sentence of the cover page above the name of the Initial Purchaser; (b) the second sentence of the sixth paragraph of text on page i of the Offering Memorandum, concerning the terms of the Offering by the Initial Purchaser; (c) the seventh paragraph of text on page i of the Offering Memorandum, concerning stabilization by the Initial Purchaser; (d) third paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning the terms of the Offering by the Initial Purchaser; (e) the fourth sentence of the fifth paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning the market making by the Initial Purchaser; (f) the sixth paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning stabilization and over-allotment by the Initial Purchaser; and (g) the third and fourth sentence of the eighth paragraph of text under the caption "Plan of Distribution" in the Offering Memorandum, concerning the distribution of the Offering Memorandum constitute the only information furnished in writing by the Initial Purchaser expressly for use in the Offering Memorandum.

    Survival of Representations and Agreements

    All representations and warranties, covenants and agreements of the Initial Purchaser and the Company contained in this Agreement, including the agreements contained in Sections 4(f) and 11(d), the indemnity agreements contained in Section 6 and the contribution agreements contained in Section 7, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Initial Purchaser or any controlling person thereof or by or on behalf of the Company or any controlling person thereof, and shall survive delivery of and payment for the Series A Notes to and by the Initial Purchaser. The representations contained in Section 5 and the agreements contained in Sections 4(f), 6, 7 and 11(d) shall survive the termination of this Agreement, including any termination pursuant to Section 11.

    Effective Date of Agreement; Termination.

      This Agreement shall become effective upon execution and delivery of a counterpart hereof by each of the parties hereto.

      The Initial Purchaser shall have the right to terminate this Agreement at any time prior to the Closing Date by notice to the Company from the Initial Purchaser, without liability (other than with respect to Sections 6 and 7) on the Initial Purchaser's part to the Company if, on or prior to such date, (i) the Company shall have failed, refused or been unable to perform in any material respect any agreement on its part to be performed hereunder, (ii) any other condition to the obligations of the Initial Purchaser hereunder as provided in Section 8 is not fulfilled when and as required in any material respect, (iii) in the reasonable judgment of the Initial Purchaser, any material adverse change shall have occurred since the respective dates as of which information is given in the Offering Memorandum in the condition (financial or otherwise), business, properties, assets, liabilities, prospects, net worth, results of operations or cash flows of the Company, other than as set forth in the Offering Memorandum, or (iv)(A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Initial Purchaser will in the immediate future materially disrupt, the market for the Company's securities or for securities in general; or (B) trading in securities generally on the New York Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices for trading shall have been established, or maximum ranges for prices for securities shall have been required, on either such exchange, or by such exchange or other regulatory body or governmental authority having jurisdiction; or (C) a banking moratorium shall have been declared by federal or state authorities, or a moratorium in foreign exchange trading by major international banks or persons shall have been declared; or (D) there is an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Initial Purchaser's judgment, to make it inadvisable or impracticable to proceed with the offering or delivery of the Series A Notes on the terms and in the manner contemplated in the Offering Memorandum; or (E) there shall have been such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Initial Purchaser's judgment, makes it inadvisable or impracticable to proceed with the delivery of the Series A Notes as contemplated hereby.

      Any notice of termination pursuant to this Section 11 shall be by telephone, telex, telephonic facsimile or telegraph, confirmed in writing by letter.

      If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to clause (iv) of Section 11(b), in which case each party will be responsible for its own expenses), or if the sale of the Series A Notes provided for herein is not consummated because any condition to the obligations of the Initial Purchaser set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will reimburse the Initial Purchaser for all out-of-pocket expenses (including the reasonable fees and expenses of Initial Purchaser's counsel) incurred by the Initial Purchaser in connection herewith.

    Notice

    All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Initial Purchaser shall be mailed, delivered, or telexed, telegraphed or telecopied and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, New York 10167, Attention: Corporate Finance Department, telecopy number: (212) 272-3092, with a copy to Latham & Watkins, 633 West 5th Street, Suite 4000, Los Angeles, California 90071-2007, Attention: J. Scott Hodgkins, Esq., telecopy number (213) 891-8763; and if sent to the Company shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing to MMI Products, Inc., 515 West Greens Road, Suite 710, Houston, Texas 77067, Attention: Chief Financial Officer, telecopy number: (281) 876-1648, with a copy to Weil, Gotshal & Manges LLP, 100 Crescent Court, Suite 1300, Dallas, Texas 75201-6950, Attention: Michael A. Saslaw, telecopy number (214) 746-7777; provided, however, that any notice pursuant to Section 7 shall be mailed, delivered or telexed, telegraphed or telecopied and confirmed in writing.

    Parties

    This Agreement shall inure solely to the benefit of, and shall be binding upon, the Initial Purchaser, the Company and the controlling persons and agents referred to in Sections 6 and 7, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Notes from the Initial Purchaser.

    Construction

    This Agreement shall be construed in accordance with the internal laws of the State of New York. TIME IS OF THE ESSENCE IN THIS AGREEMENT.

    Captions

    The captions included in this Agreement are included solely for convenience of reference and are not to be considered a part of this Agreement.

    Counterparts

This Agreement may be executed in various counterparts which together shall constitute one and the same instrument.

(Signature page to follow)

If the foregoing correctly sets forth the understanding between the Initial Purchaser and the Company please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

MMI PRODUCTS, INC.
By: /s/ Robert N. Tenczar
Name: Robert N. Tenczar
Title: Vice President - Finance

Accepted and agreed to as of the date first above written:

Bear, Stearns & Co. Inc.

By: /s/  Douglas R. Speegle

Name: Douglas R. Speegle

Title: Senior Managing Director

EXHIBIT A

Material Agreements

    Stockholders' Agreement, dated as of November 12, 1999, among Holding, Citicorp Venture Capital, Ltd. and the stockholders of Holding whose signatures are found on the execution page thereof.

    Indenture dated as of April 16, 1997 between MMI Products, Inc. and US Trust Company of Texas, N.A.

    Indenture dated as of July 6, 2001 between MMI Products, Inc. and US Trust Company of Texas, N.A.

    Loan and Security Agreement dated as of December 13, 1996 among MMI Products, Inc., Fleet Capital Corporation ("Fleet"), as a lender and collateral agent, and Transamerica Business Credit Corporation ("Transamerica"), as amended through the date hereof.

    Employment Agreement dated as of January 1, 2001, by and among MMI Products, Inc., MMI Management Services LP and Julius S. Burns.

    Separation Agreement among MMI Products, Inc., MMI Management Services, L.P. and Ronald R. Ross, dated as of April 16, 2001.

    Stock Repurchase Agreement dated as of November 12, 1999 between Merchants Metals Holding Company and Julius S. Burns.

    Amendment No. 1 to Stock Repurchase Agreement (November 12, 1999) dated as of January 1, 2001 between Merchant Metals Holding Company and Julius S. Burns.

    Stock Repurchase Agreement dated as of November 12, 1999 between Merchants Metals Holding Company and Robert N. Tenczar.

    Stock Repurchase Agreement dated as of November 12, 1999 between Merchants Metals Holding Company and James M. McCall.

    Stock Repurchase Agreement dated as of November 12, 1999 between Merchants Metals Holding Company and Davy J. Wilkes.

    Stock Repurchase Agreement dated as of November 12, 1999 between Merchants Metals Holding Company and Carl Blonkvist.

    Stock Repurchase Agreement dated as of April 28, 2000 between Merchants Metals Holding Company and Julius S. Burns.

    Amendment No. 1 to Stock Repurchase Agreement (April 28, 2000) dated as of January 1, 2001 between Merchant Metals Holding Company and Julius S. Burns.

    Stock Repurchase Agreement dated as of April 28, 2000 between Merchants Metals Holding Company and James M. McCall.

    Stock Repurchase Agreement dated as of April 28, 2000 between Merchants Metals Holding Company and Robert N. Tenczar.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Julius S. Burns.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Thomas F. McWilliams.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Carl L. Blonkvist.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Robert N. Tenczar.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and James M. McCall.

    Amended and Restated Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Davy J. Wilkes.

    Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Ronald R. Ross.

    Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Gary A. Konke.

    Indemnification Agreement, dated as of March 31, 2001, among the Company, Merchants Metals Holding Company and Stuyvesant Comfort.

    Asset Purchase Agreement by and between MMI Products, Inc, and National Wholesale Fence, dated as of June 7, 1999.

    Stock Purchase Agreement among MMI Products, Inc., Hallett Wire Products Co., J. Wells McGiffert and other sellers signatory thereto, dated as of January 25, 2000.

    Exchange and Registration Rights dated as of July 6, 2001 among MMI Products, Inc., and Bear, Stearns & Co., Inc.

    Purchase Agreement, dated June 28, 2001, between the Company and the Initial Purchaser.

    The Series A Notes.

EXHIBIT B

Form of Opinion of Weil, Gotshal & Manges LLP

    The Company is a corporation validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and, based solely on our review of certified documents received from the appropriate governmental authorities in each jurisdiction, is in good standing as a foreign corporation in each of California, Florida, Indiana, Maryland, North Carolina, Ohio and Texas.

    The Company has all requisite corporate power and authority to execute and deliver the Operative Documents and to perform its obligations thereunder. The execution, delivery and performance by the Company of each of the Operative Documents and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Operative Documents (other than the Series B Notes and the Exchange Notes) have been duly and validly executed and delivered by the Company.

    The Purchase Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

    The Series A Notes, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture and delivered to and paid for by the Initial Purchaser in accordance with the terms of the Purchase Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    The 11.25% Note Indenture (assuming the due authorization, execution and delivery thereof by the 11.25% Note Trustee) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    The Indenture (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    The Series B Notes have been duly authorized by all necessary corporate action on the part of the Company. The Series B Notes (assuming the due execution and delivery thereof by the Company and the authentication by the Trustee in accordance with the terms of the Indenture), when delivered in exchange for the Series A Notes in accordance with the terms of the exchange offer contemplated by the Exchange and Registration Rights Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, rehabilitation, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    The Exchange Notes have been duly authorized by all necessary corporate action on the part of the Company. The Exchange Notes (assuming the due execution and delivery thereof by the Company and the authentication by the 11.25% Note Trustee in accordance with the terms of the 11.25% Note Indenture), when delivered in exchange for the Series A Notes in accordance with the terms of the exchange offer contemplated by the Exchange and Registration Rights Agreement, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, rehabilitation, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

    The Exchange and Registration Rights Agreement (assuming the due authorization, execution and delivery thereof by the Initial Purchaser) constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto.

    The execution, delivery and performance of the Purchase Agreement, the Exchange and Registration Rights Agreement, the 11.25% Note Indenture (but only with respect to performance), the Indenture, the Series A Notes, the Series B Notes and the Exchange Notes (collectively, the "Operative Documents"), the consummation of the transactions contemplated thereby and compliance by the Company with the provisions thereof pertaining to the Company will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the Company's certificate of incorporation or bylaws, (ii) any of the terms, conditions or provisions of any material document, agreement or other instrument to which the Company is a party or by which the Company is bound, of which we are aware, (iii) any New York, Delaware corporate, or federal law or regulation (excluding federal securities laws, as to which no opinion is expressed in this paragraph 9, and state securities or blue sky laws, as to which we express no opinion), or (iv) any judgment, writ, injunction, decree, order or ruling of any court or governmental authority binding on the Company of which we are aware.

    The 11.25% Note Indenture, the Indenture, the Series A Notes and the Exchange and Registration Rights Agreement conform, and the Series B Notes and the Exchange Notes (when issued in accordance with the terms of the Indenture and the 11.25% Note Indenture, as applicable, and the Exchange and Registration Rights Agreement) will conform, in all material respects as to legal matters to their respective descriptions contained in the Offering Memorandum under the heading "Description of Notes."

    The Company is not, and, as a result of the consummation of the transactions contemplated by the Offering Memorandum, will not be, an "investment company" within the meaning of the Investment Company Act of 1940.

    The documents incorporated by reference in the Offering Memorandum to the date hereof under the heading "Documents Incorporated by Reference" in the Offering Memorandum (except for the financial statements and the notes thereto and the other financial, statistical and accounting data incorporated by reference in the Offering Memorandum, as to which we express no opinion) complied as to form as of their respective dates in all material respects with the requirements of the Exchange Act, and the rules and regulations thereunder.

    No registration under the Act of the Series A Notes is required for the sale of the Series A Notes to the Initial Purchaser as contemplated hereby or for the Exempt Resales assuming: (A) that the Initial Purchaser is a QIB, (B) that the purchasers who buy the Series A Notes in the Exempt Resales are either QIBs, a limited number of "accredited investors" (as defined in Rule 501(a) under the Act) or non-U.S. persons pursuant to Regulation S, (C) the accuracy of the Initial Purchaser's representations regarding the absence of general solicitation in connection with the sale of Series A Notes to the Initial Purchaser and the Exempt Resales contained in the Purchase Agreement, (D) the accuracy of the Company's representations in the Purchase Agreement, (E) that the certificates representing the Series A Notes bear the legends contemplated by the Indenture and (F) receipt by the purchasers to whom the Initial Purchaser initially resells the Series A Notes of a copy of the Offering Memorandum at or prior to the delivery of confirmation of sale.

    All of the outstanding shares of the Company's capital stock are duly authorized, validly issued, fully paid and nonassessable and, to our knowledge, are owned of record and beneficially solely by Merchant Metals Holding Company.

    The 11.25% Note Indenture has been qualified under the Trust Indenture Act.

    Following the issuance and delivery of the Series A Notes pursuant to the Purchase Agreement, no Series A Note will be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 12 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

    The Offering Memorandum, as of its date, and each amendment or supplement thereto made prior to the Closing Date, as of its date (except for the financial statements, including the notes thereto, and supporting schedules and other financial, statistical and accounting data included therein or omitted therefrom, as to which no opinion is herein expressed), contains the information specified in Rule 144A(d)(4) under the Act.

    Assuming the proceeds from the sale of the Series A Notes are applied as described in the Offering Memorandum, none of the execution, delivery and performance of the Purchase Agreement, the issuance and sale of the Series A Notes, the application of the proceeds from the issuance and sale of the Notes, the issuance of the Exchange Notes and the consummation of the transactions contemplated thereby as set forth in the Offering Memorandum, will violate Regulations T, U or X promulgated by the Board of Governors of the Federal Reserve System.

    To our knowledge, there are no outstanding options, warrants, calls, subscriptions, rights, or commitments obligating the Company to issue any shares of its capital stock or any securities convertible into or evidencing the right to purchase or subscribe for any shares of such stock.

    The Indenture conforms in all material respects as to legal matters with the requirements of the Trust Indenture Act.

    To our knowledge, there are no legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries, other than those legal or governmental proceedings referred to in the Offering Memorandum and other than claims, lawsuits and other proceedings which in the opinion of the Company should not have a material adverse effect.

    Except as set forth in the Exchange and Registration Rights Agreement, to our knowledge, there are no holders of securities of the Company who, by reason of the execution by the Company of the Purchase Agreement or any other Operative Document or the consummation by the Company of the transactions contemplated hereby and thereby, have the right to request or demand that the Company register under the Act, or analogous foreign laws and regulations, securities held by them.

    No consent, approval, waiver, license or authorization or other action by or filing with any New York, Delaware corporate or federal governmental authority is required in connection with the execution and delivery by the Company of the Operative Documents or the consummation by the Company of the transactions contemplated thereby, or the issuance and sale by the Company of the Notes as provided in the Purchase Agreement, except for (a) federal securities laws (as to which we express no opinion in this paragraph 24) and state securities or blue sky laws (as to which we express no opinion) and (b) those already obtained and which are in full force and effect.